CLEARWATER PAPER CORPORATION FIRST QUARTER EARNINGS RELEASE MATERIALS APRIL 28, 2022 ARSEN S. KITCH President, Chief Executive Officer And Director MICHAEL J. MURPHY Senior Vice President And Chief Financial Officer

Cautionary Statement Regarding Forward Looking Statements This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding order patterns; consumer demand and industry trends; production targets; impact of announced price increases, including expectations of implementation; impact of inflation of raw material, energy and freight; assumptions for Q2 2022 and full year 2022 and 2023, including maintenance outage impacts, operational factors, interest, capital, inflation, depreciation and amortization and income tax; our capital allocation objectives; our strategy, including achieving target level ratio, debt reduction, and prioritizing free cash flow; expectations regarding the paperboard markets and tissue markets; contract renewal uncertainty; repurchases under existing share buyback authorization; and future growth opportunities. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, including but not limited to the following: impact of COVID-19 on our operations and our supplier’s operations and on customer demand; competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors and the impact of foreign currency fluctuations on the pricing of products globally; the loss of, changes in prices in regard to, or reduction in, orders from a significant customer; changes in the cost and availability of wood fiber and wood pulp; changes in transportation costs and disruptions in transportation services; changes in customer product preferences and competitors' product offerings; larger competitors having operational and other advantages; customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue produced by our expanded Shelby, North Carolina operations; consolidation and vertical integration of converting operations in the paperboard industry; our ability to successfully implement our operational efficiencies and cost savings strategies, along with related capital projects and restructuring activities, and achieve the expected operational or financial results of those projects; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunctions and damage to our manufacturing facilities; cyber-security risks; changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs; labor disruptions; cyclical industry conditions; changes in expenses, required contributions and potential withdrawal costs associated with our pension plans; environmental liabilities or expenditures; reliance on a limited number of third-party suppliers for raw materials; our ability to attract, motivate, train and retain qualified and key personnel; our substantial indebtedness and ability to service our debt obligations; restrictions on our business from debt covenants and terms; negative changes in our credit agency ratings; and changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation include certain financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA, Adjusted Income, Adjusted income per share, free cash flow and net debt. The Company’s management believes that the presentation of these financial measures provides useful information to investors because these measures are regularly used by management in assessing the Company’s performance. These financial measures shou ld be considered in addition to results prepared in accordance with GAAP but should not be considered substitutes for or superior to GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly-titled measures utilized by other companies, since such other companies may not calculate such measure in the same manner as we do. A reconciliation of these measures (Adjusted EBITDA, Adjusted Income, Adjusted income per share, free cash flow and net debt) to the most relevant GAAP measure is available in the appendix of this presentation. FORWARD LOOKING STATEMENTS © Clearwater Paper Corporation 2022 2

Overall • Net sales $488 million, up 15% compared to prior year • Net income $17 million • Adjusted net income $18 million • Adjusted EBITDA $59 million • Inflation pressures across both businesses Pulp and Paperboard • Continued strong customer demand • SBS prices increased Consumer Products • Stable demand • Tissue prices increased Capital Structure • Reduced net debt by $31 million Q1 2022 BUSINESS HIGHLIGHTS © Clearwater Paper Corporation 2022 3

BUSINESS UPDATE – PULP AND PAPERBOARD

PRICING DRIVING OVERALL STRONG RESULTS

Industry

- Order backlogs remain strong
- Fastmarkets RISI reported market price increases of $250/ton in 2021
- Fastmarkets RISI reported market price increase of $100/ton in the first quarter of 2022
  - Folding carton: January $50/ton; February $30/ton and March $20/ton
  - Cupstock and food service: January $50/ton and February $50/ton
- Fastmarkets RISI reported market price increase of $50/ton in April 2022
- Strong demand across various end markets

Clearwater Paper

- Demand and order backlogs remain strong
- Continued expected benefit of previously announced price increases
  - Can take up to two quarters to implement
- Inflation across raw material, energy and freight

CLEARWATER PAPER

© Clearwater Paper Corporation 2022 4

Industry • Consumer buying behavior appears to be affected by inflation • Private brand market share rising, now above 34% Clearwater Paper • Q1 2022 shipments were 12 million cases compared to 11.7 million in Q1 20211, 12.4 million in Q4 2021 • Produced without meaningful market related downtime • Inflation across raw material, energy and freight • Implementing previously announced price increases BUSINESS UPDATE – CONSUMER PRODUCTS RETAIL TISSUE SHIPMENTS STABILIZED © Clearwater Paper Corporation 2022 5 1.Includes 0.4 million cases of away from home shipments

© Clearwater Paper Corporation 2022 FINANCIAL PERFORMANCE ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 2022 2021 Net sales 488.2$ 425.9$ Cost of sales 422.0 370.6 Selling, general and adminstrative 32.8 27.8 Other operating charges, net 0.5 0.4 Income from operations 32.9 27.1 Non-operating expense (10.3) (11.8) Income tax provision (benefit) 6.0 3.2 Net income (loss) 16.6$ 12.1$ Diluted income (loss) per share 0.97$ 0.71$ Adjusted income per share 1.03$ 0.69$ Adjusted EBITDA 58.9$ 54.3$ Quarter Ended March 31, 6

© Clearwater Paper Corporation 2022 SEGMENT PROFIT AND LOSS AND ADJUSTED EBITDA ($ IN MILLIONS) 2022 2021 Net Sales Pulp and Paperboard 266.2$ 219.7$ Consumer Products 223.0 208.4 Eliminations (1.1) (2.2) 488.2$ 425.9$ Operating Income Pulp and Paperboard 50.3$ 25.0$ Consumer Products 0.9 17.9 Corporate and other (17.8) (15.5) Other operating charges, net (0.5) (0.4) 32.9$ 27.1$ Adjusted EBITDA Pulp and Paperboard 59.5$ 34.0$ Consumer Products 16.2 34.7 Corporate and other (16.9) (14.4) 58.9$ 54.3$ Quarter ended March 31, 7

PULP AND PAPERBOARD RESULTS Q1 2022 VS. Q1 2021 SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) Higher pricing Higher input costs including fiber, energy, chemicals and transportation, maintenance outage © Clearwater Paper Corporation 2022 8

CONSUMER PRODUCTS RESULTS Q1 2022 VS. Q1 2021 SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) Higher sales and lower production volumes Higher input costs © Clearwater Paper Corporation 2022 9 Price increases and mix

CAPITAL STRUCTURE AND ALLOCATION

Capital structure: supportive and stable

- Ample liquidity
- No material near-term debt maturities
- Corporate/Issuer ratings: Ba2/BB-

Capital allocation objectives:

- Utilize free cash flow to reduce debt to target net debt to Adjusted EBITDA ratio of 2.5x, expect achievement by end of 2022
- Typical maintenance and business improvement capital investments of $60 million/year

Share repurchases:

- Resuming share repurchases, with about $30 million available from previous authorization

Liquidity Profile ($ in millions)[1]	
ABL Availability	$250.0
Less Utilization	(3.7)
Plus Unrestricted Cash	36.4
Liquidity	$282.7

Scheduled Debt Maturity Profile ($ in millions)[2]



$0.0
$0.0
$0.0
$300.0
$30.0
$0.0
$275.0
2022
2023
2024
2025
2026
2027
2028

1. ABL availability based on borrowing base calculations and consolidated balance sheet as of March 31, 2022, and utilization includes ABL borrowing of $0 million and outstanding letters of credit of $3.7 million.
2. This chart excludes finance leases as of March 31, 2022 and assumes that the 2025 notes are repaid or refinanced at least 91 days prior to their maturity. Current debt maturities include $300 million of 5.375% notes due 2025; $30 million of Term Loan due 2026; and $275 million of 4.75% notes due 2028.

CLEARWATER PAPER
© Clearwater Paper Corporation 2022 10

OUTLOOK FOR Q2 AND 2022 OVERALL ASSUMPTIONS © Clearwater Paper Corporation 2022 Q2 2022: $54 to $64 million of Adjusted EBITDA • Positive impact of previously announced price increases in paperboard and tissue • Volume increases in paperboard • Raw material inflation impacting Adjusted EBITDA by $14 to $17 million relative to Q1 2022 2022 Operational Assumptions vs. 2021 • Price/mix – $200 to $230 million impact from previously announced price increases • Volume – stability in paperboard, recovery in tissue, with some uncertainty due to contract renewals and new sales opportunities • Inflation – raw material, freight and energy inflation expected impact of $150 to $170 million 2022 Other • Interest expense: $35 to $37 million • Depreciation and amortization expense: $101 to $104 million • CAPEX: $60 to $70 million • Taxes: Effective rate 26 to 27% 11

CLEARWATER PAPER VALUE PROPOSITION KEY PRIORITIES FOR VALUE CREATION © Clearwater Paper Corporation 2022 12 Generate free cash flow • Achieve commercial, operational and supply chain improvements across our businesses • Invest to sustain our assets and higher return projects • Demonstrate an attractive free cash flow story to our investors Enhance financial flexibility • Near term focus is to maintain liquidity and reduce net debt • Target leverage ratio of 2.5x (or net debt of $500 million) Evaluate future value creation opportunities • Return of capital to shareholders • M&A and other growth options Communicate capital allocation priorities later in 2022

APPENDIX © Clearwater Paper Corporation 2022 13

PULP AND PAPERBOARD SEQUENTIAL QUARTER RESULTS Q1 2022 VS. Q4 2021 SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) Higher input costs including fiber, chemicals and transportation, major maintenance outages Higher pricing © Clearwater Paper Corporation 2022 14 Lower volume due to timing

CONSUMER PRODUCTS SEQUENTIAL QUARTER RESULTS Q1 2022 VS. Q4 2021 SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) Improved production, lower sales Lower input costs in pulp, partially offset by higher transportation and energy © Clearwater Paper Corporation 2022 15 Price increase and mix

KEY SEGMENT INFORMATION

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Pulp and Paperboard									
Sales ($ millions)	$223.1	$216.5	$217.2	$220.4	$219.7	$227.4	$237.5	$261.3	$266.2
Adjusted EBITDA ($ millions)	$35.5	$41.2	$41.8	$42.8	$34.0	$22.0	$43.5	$61.9	$59.5
Paperboard shipments (short tons)	207.9	201.7	205.3	206.2	206.7	200.6	203.4	211.5	201.4
Paperboard sales price ($/short ton)	$ 1,013	$ 1,009	$ 1,010	$ 1,002	$1,028	$1,058	$1,102	$1,164	$1,263
Consumer Products									
Sales ($ millions)	$262.5	$271.3	$245.9	$238.9	$208.4	$180.7	$214.2	$231.8	$223.0
Adjusted EBITDA ($ millions)	$31.9	$53.9	$48.5	$44.7	$34.7	$6.7	$19.6	$8.0	$16.2
Shipments									
Retail (short tons in thousands)	90.8	95.4	86.3	83.3	70.8	61.5	76.2	79.4	75.4
Non-Retail (short tons in thousands)	9.0	5.8	3.8	6.5	9.4	7.4	5.7	6.2	5.1
Converted Products (cases in millions)[1]	15.2	16.0	14.5	13.9	11.7	10.2	12.3	12.4	12.0
Sales Price ($ per short ton)									
Retail	$ 2,732	$ 2,729	$ 2,766	$ 2,745	$ 2,758	$2,755	$2,732	$2,831	$2,872
Non-Retail[2]	$ 1,548	$ 1,746	$ 1,820	$ 1,552	$ 1,404	$1,508	$988	$1,054	$1,143
Production									
Converted Products (cases in millions)	13.9	15.9	15.3	13.9	13.5	9.6	11.4	11.9	12.2

1. Includes both retail and away-from-home (AFH) cases. AFH was exited in Q3, 2021. 1.5 million in 2020 and 0.8 million in 2021.
2. Non-retail includes away-from-home and parent rolls.

CLEARWATER PAPER.

© Clearwater Paper Corporation 2022
16

RECONCILIATION OF ADJUSTED EBITDA ($ IN MILLIONS) December 31, 2022 2021 2021 Net income $ 16.6 $ 12.1 $ 9.6 Income tax provision 6.0 3.2 6.1 Interest expense, net 8.6 9.3 8.9 Depreciation and amortization expense 25.4 26.8 25.4 Other operating charges, net 0.5 0.4 2.6 Other non-operating expense 1.4 2.5 3.1 Debt retirement costs 0.2 - 0.5 Adjusted EBITDA $ 58.9 $ 54.3 $ 55.6 Pulp and Paperboard segment income $ 50.3 $ 25.0 $ 53.1 Depreciation and amortization 9.3 9.0 8.8 Adjusted EBITDA Paperboard segment $ 59.5 $ 34.0 $ 61.9 Consumer Products segment income $ 0.9 $ 17.9 $ (7.5) Depreciation and amortization 15.3 16.8 15.5 Adjusted EBITDA Consumer Products segment $ 16.2 $ 34.7 $ 8.0 Corporate and other expense $ (17.8) $ (15.5) $ (15.3) Depreciation and amortization 0.9 1.1 1.1 Adjusted EBITDA Corporate and other $ (16.9) $ (14.4) $ (14.3) Pulp and Paperboard segment $ 59.5 $ 34.0 $ 61.9 Consumer Products segment 16.2 34.7 8.0 Corporate and other (16.9) (14.4) (14.3) Adjusted EBITDA $ 58.9 $ 54.3 $ 55.6 March 31, Quarter Ended © Clearwater Paper Corporation 2022 17

© Clearwater Paper Corporation 2022 RECONCILIATION OF ADJUSTED INCOME ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 2022 2021 Net income (loss) 16.6$ 12.1$ Add back: Income tax provision (benefit) 6.0 3.2 Income (loss) before income taxes 22.6 15.3 Add back: Debt retirement costs 0.2 - Other operating charges, net 0.5 0.4 Adjusted income before tax 23.3 15.7 Normalized income tax provision (benefit) 5.8 3.9 Adjusted income 17.5$ 11.7$ Weighted average diluted shares (thousands) 17,073 16,979 Adjusted income per diluted share 1.03$ 0.69$ Quarter Ended March 31, 18

ADDITIONAL RECONCILIATIONS Net Debt Dec 31, 2020 Mar 31, 2021 June 30, 2021 Sept 30, 2021 Dec 31, 2021 Mar 31, 2022 Cash $ 35.9 $ 57.1 $ 60.9 $ 27.8 $ 25.2 $ 36.4 Current debt 1.7 1.7 1.7 1.6 1.6 1.6 Long term debt 716.4 716.3 716.2 676.5 637.6 617.7 add: Deferred debt costs 6.9 6.6 6.4 5.6 4.8 4.4 less: Financing leases (20.8) (20.4) (20.0) (19.5) (19.1) (18.7) Subtotal 704.2 704.2 704.3 664.2 624.9 605.0 Net debt $ 668.4 $ 647.1 $ 643.3 $ 636.4 $ 599.8 $568.6 Free Cash Flow Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Cash from operations $ 70.8 $ 33.8 $ 14.8 $ 16.3 $ 32.1 $41.1 Additions to property, plant and equipment, net of proceeds from sales (12.2) (11.1) (10.5) (8.9) 4.8 (7.9) Free cash flow $ 58.6 $ 22.7 $ 4.3 $ 7.4 $ 36.9 $33.2 ($ IN MILLIONS) © Clearwater Paper Corporation 2022 19

MAJOR MAINTENANCE SCHEDULE ADJUSTED EBITDA IMPACT ($ IN MILLIONS) 1. This information is based upon management’s current expectations and estimates, as well as historical averages. The outage for 2023 assumes major maintenance outages at both Cypress Bend, AR, and Lewiston, ID, mills with the Lewiston mill including a recovery boiler screen tube replacement project. The actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2. Idaho $10 $22 $20 $17 $5 $7 $30 $24 $27 $35 - $40 2017 2018 2019 2020 2021 2022 e 2023e Q1 Q2 Q3 Q4 Total $25 - $30 1 © Clearwater Paper Corporation 2022 20 1